SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2002



                     INFORMATION MANAGEMENT ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)




        Connecticut                   001-13211                 06-1289928
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(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                639 Research Parkway, Meriden, Connecticut 06450
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               (Address of principal executive offices) (Zip Code)



                                 (203) 630-1942
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                Registrant's telephone number including area code



      ------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 3.    Bankruptcy or Receivership.

      As previously reported, on July 24, 2000, Information Management Associates, Inc. (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut (the "Bankruptcy Court") and on December 28, 2001, the Bankruptcy Court entered an order confirming the Plan of Reorganization of the Company, as amended by the First Amendment filed on December 21, 2001 and by the Second Amendment filed on December 26, 2001 (the "Plan").

      As previously reported, pursuant to the Plan, only the shareholders of record on the close of business on December 24, 2001, as determined by the records of the Company's transfer agent, are entitled to distributions, if any, under the Plan (the "Record Date"). On January 10, 2002, the Company filed a motion (the "Motion") to amend the Plan in order to change the Record Date from December 24, 2001 to January 8, 2002. On February 6, 2002, the Bankruptcy Court entered an order approving the Motion in the form attached hereto as Exhibit 2.1.

Item 5.    Other Events.

      Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report for the Company for the month ended November 30, 2001 is filed as Exhibit 99.1 hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

           Exhibit No.                   Description
           -----------                   -----------

            2.1 Motion to modify Plan of Reorganization, as amended, of Information Management, Inc., filed January 10, 2002.

            99.1 Unconsolidated, Unaudited Monthly Operating Report for the month ended November 30, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 21, 2002           INFORMATION MANAGEMENT
                                   ASSOCIATES, INC.



                                   By:   /s/ Donald P. Miller
                                         ------------------------
                                         Name:  Donald P. Miller
                                         Title: President, Chief Executive
                                                Officer, Chairman, Secretary and
                                                Treasurer

                                  Exhibit Index
                                  -------------



          Exhibit No.                                 Exhibit
          -----------                                 -------

              2.1 Motion to modify Plan of Reorganization, as amended, of Information Management, Inc., filed January 10, 2002.

              99.1 Unconsolidated, Unaudited Monthly Operating Report for the month ended November 30, 2001.